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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                November 1, 2000
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                Date of Report (Date of Earliest Event Reported)


                        Envision Development Corporation
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             (Exact name of registrant as specified in its charter)


                                     Florida
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                             State of Incorporation


                                    001-15311
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                             Commission File Number


                                   65-0981457
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                         IRS Employer Identification No


                100 Nickerson Road, Marlboro, Massachusetts 01752
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                     Address of principal executive offices


                                 (508) 480-3000
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               Registrant's telephone number, including area code


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ITEM 5.  OTHER EVENTS.

         On July 26, 2000, Envision Development Corporation ("Envision") filed for declaratory judgment in the Superior Court, County of Middlesex, Commonwealth of Massachusetts ("Middlesex Superior Court") against Syed Abbas Ali Shah and Ronald Keusch individually and as shareholders of LiQ, Inc. to have declared valid and enforceable the merger agreement between Envision and LiQ. LiQ merged with Envision on May 8, 2000 pursuant to an Agreement and Plan of Merger dated May 5, 2000 between Envision, LiQ and Mr. Shah. Mr. Shah was appointed to the Board of Directors of Envision. Mr. Shah resigned from the Board of Directors of Envision prior to the filing of the aforementioned complaint. Mr. Shah and Mr. Keusch have been suspended as officers as LiQ. On September 1, 2000, the defendants removed the case to the United States District Court for the District of Massachusetts. Envision has moved to remand the case to the Middlesex Superior Court.

         On July 27, 2000, Envision received notice of a complaint filed by Mr. Shah, Mr. Keusch and Alan Nathan ("Plaintiffs") in the United States District Court, Southern District of New York, naming Envision and Andrew L. Evans as defendants. Plaintiffs are shareholders of Envision. The complaint was filed under seal by the plaintiffs. In its complaint, LiQ, among other things, sought to rescind the merger between LiQ and Envision. On August 24, 2000, Envision moved to dismiss the matter on subject matter jurisdiction grounds. On September 26, 2000, an amendment to the complaint was filed. The amended complaint is styled as a class action complaint to include all former shareholders of LiQ, and adds current and/or former members of the board of directors of Envision as defendant, Dean M. Willard, Michael E. Amideo, Thomas R. Carmody, Sunny C. Vanderbeck. The amended complaint also includes, current and/or former shareholders of Envision as defendant, Alta Limited, Inc., Dominion Income Management, Inc. and Zero.Net, Inc. The complaint seeks, among other things, rescission of the merger between Envision and LiQ. While the ultimate outcome of the litigation cannot be ascertained at this time, the lawsuit is been vigorously defended.



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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized this 1st day of November, 2000.

                                ENVISION DEVELOPMENT CORPORATION

                                By: /s/  Michael E. Amideo
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                                         Michael E. Amideo
                                         Chief Executive Officer








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